Exhibit 32
CERTIFICATION OF PRESIDENT AND CEO AND CFO PURSUANT TO
18 U.S.C. SECTION 1350
In connection with the Quarterly Report of Wyndham Hotels & Resorts, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Geoffrey A. Ballotti, as President and Chief Executive Officer of the Company, and Michele Allen, as Chief Financial Officer of the Company (each, the “Reporting Person”), each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the Reporting Person’s knowledge:
(1.)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2.)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ GEOFFREY A. BALLOTTI
GEOFFREY A. BALLOTTI
PRESIDENT AND CHIEF EXECUTIVE OFFICER
October 28, 2021

/s/ MICHELE ALLEN
MICHELE ALLEN
CHIEF FINANCIAL OFFICER
October 28, 2021